UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2003

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (IRS Employer Identification No.)

500 Dallas Street, Suite 1000, Houston, Texas 77002
(Address of principal executive offices, including zip code)

(713) 369-9000
(Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits.
(c)	Exhibits.
23.1 99.1	Consent of Independent Accountants Consolidated Balance Sheet of Kinder Morgan G.P., Inc. and Subsidiaries as of December 31, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.
(A Delaware Limited Partnership)
	By:	KINDER MORGAN G.P., INC.,
its General Partner
	By:	KINDER MORGAN MANAGEMENT, LLC
its Delegate

	By:	/s/ C. Park Shaper
C. Park Shaper, Vice President,
Treasurer and Chief Financial Officer

Date: May 23, 2003